UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(303) 846-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

Cooperation Agreement

On December 3, 2024, Red Robin Gourmet Burgers, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with the entities and persons listed on Exhibit A thereto (the “JCP Parties”) and the entities and persons listed on Exhibit B thereto (the “Jumana Parties,” and together with the JCP Parties, the “Investor Parties”).

Pursuant to the Cooperation Agreement, the Company agreed, among other things, to immediately appoint James C. Pappas (“Mr. Pappas”) and Christopher Martin (“Mr. Martin,” and together with Mr. Pappas, the “New Directors,” and each a “New Director”) to the board of directors of the Company (the “Board”) and increase the size of the Board to ten directors, to accommodate the appointment of the New Directors. As long as each of the Investor Parties continue to satisfy the Minimum Ownership Threshold (as defined below), each of the New Directors will be nominated by the Board to stand for election at each annual meeting of stockholders held during the Cooperation Period (as defined below). The Company has also agreed that, until the expiration of the Cooperation Period, the size of the Board will not exceed ten directors, without the prior written consent of the Investor Parties. Each of the New Directors will be appointed to the Finance Committee of the Board (the “Finance Committee”) as soon as reasonably practicable following his appointment to the Board. Following the appointment of the New Directors to the Finance Committee until the expiration of the Cooperation Period, the size of the Finance Committee will be no greater than five members, without the prior written consent of the Investor Parties. Tom Conforti will continue to serve as Chair of the Finance Committee.

Pursuant to the Cooperation Agreement, the Investor Parties have agreed to abide by certain standstill restrictions and voting commitments, subject to certain limited exceptions, during the Cooperation Period. The Cooperation Agreement also includes procedures regarding the replacement of the New Directors and a mutual non-disparagement provision. The right of the Investor Parties to participate in the selection of any replacement New Director, and the Company’s obligations with respect to the appointment of such replacement New Director, is subject, among other things, to (1) in the case of the right of the JCP Parties to designate any replacement New Director, the JCP Parties collectively holding a “net long position” equal to, or having aggregate net long economic exposure to, at least 5.0% of the Company’s then-outstanding common stock (the “Minimum Ownership Threshold”) and (2) in the case of the right of the Jumana Parties to designate any replacement New Director, the Jumana Parties collectively holding a “net-long position” of, or having aggregate net long economic exposure to, at least the Minimum Ownership Threshold.

The Cooperation Agreement will remain effective until the earlier of (1) the date that is 30 calendar days prior to the advance notice deadline set forth in the Company’s Fifth Amended and Restated Bylaws (as amended or restated from time to time, the “Bylaws”) for the stockholder nomination of non-proxy access director candidates for election to the Board at the Company’s Annual Meeting of Stockholders during the Company’s fiscal year 2026 (the “2026 Annual Meeting”) and (2) 120 calendar days prior to the first anniversary of the Company’s Annual Meeting of Stockholders during the Company’s fiscal year 2025 (the “2025 Annual Meeting”) (collectively, the “2026 Advance Notice Window”); provided, however, that the conclusion of the Cooperation Period shall be extended and delayed until the date that is the earlier of (x) 30 calendar days prior to the advance notice deadline set forth in the Bylaws for the stockholder nomination of non-proxy access director candidates for election to the Board at the Company’s Annual Meeting of Stockholders during the Company’s fiscal year 2027 and (y) 120 calendar days prior to the first anniversary of the 2026 Annual Meeting if (A) the Company determines to and irrevocably offers to re-nominate the New Directors for election at the 2026 Annual Meeting, provided that the Company notifies the New Directors in writing at least 15 calendar days prior to the opening of the 2026 Advance Notice Window of such determination and offers to irrevocably re-nominate the New Directors for election at the 2026 Annual Meeting and (B) the New Directors agree to such nomination within 15 calendar days of receipt of such notice (such period, the “Cooperation Period”).

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Cooperation Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated by reference.

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Equity Purchase Agreement

On December 3, 2024, the Company entered into an equity purchase agreement (the “Purchase Agreement”) with certain affiliates of the Investor Parties, (the “Equity Investors”), pursuant to which the Company agreed to issue and sell to the Equity Investors in a private placement (the “Private Placement”) an aggregate of 1,600,909 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $5.19 per share. The aggregate gross proceeds from the Private Placement are expected to be approximately $8.3 million. The Company anticipates net proceeds from the Private Placement will be used to repay indebtedness and for general corporate expenses.

Following the closing of the Private Placement, the Company will have approximately 17,387,048 outstanding shares of Common Stock. The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Equity Investors, indemnification obligations of the Company and the Equity Investors, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties.

In addition, the Purchase Agreement provides certain customary registration rights, pursuant to which the Company has agreed to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale by the Equity Investors of their Shares within 45 days following the closing of the Private Placement.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Equity Investors. The securities sold and issued in the Private Placement are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or any applicable exemption from the registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Under the terms of the Purchase Agreement, (i) the Board has exempted the Purchase Agreement, the Cooperation Agreement and the transactions contemplated thereby from the provisions of Section 203 of the Delaware General Corporation Law (the “DGCL”) and (ii) the Equity Investors have agreed that, immediately upon the Equity Investors (together with their respective affiliates) acquiring beneficial ownership, or becoming the beneficial owner, of 21.0% or more of the outstanding shares of Common Stock without prior Board approval, (A) the Equity Investors (together with their respective affiliates, as applicable) will be considered an “interested stockholder” of the Company as defined in Section 203 of the DGCL (but, for this purpose, replacing 15% in such definition with 21.0%) as if the exemption from Section 203 of the DGCL had not been granted and (B) the Company shall be subject to the restrictions on any business combination (as defined in Section 203 of the DGCL) with the Equity Investors (together with their respective affiliates, as applicable) as an “interested stockholder” enumerated in Section 203 of the DGCL for a period of three years following such time the Equity Investors (together with their respective affiliates) came to beneficially own 21.0% or more of the outstanding shares of Common Stock; provided that for purposes of the foregoing ownership limitation, it is understood and agreed that any securities acquired or underlying any award or grant from the Company with respect to a Restricted Person’s (as defined in the Cooperation Agreement) service as a director, officer or employee of the Company shall be excluded.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, a copy of which is attached as Exhibit 10.2 and is incorporated by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

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Pursuant to the Cooperation Agreement, on December 3, 2024, the Board increased its size from eight to ten members and appointed each of the New Directors to fill the resulting vacancies. Mr. Pappas founded JCP Investment Management in Houston in June 2009 and is the Managing Member and owner of the firm. He has served as a director of United Natural Foods, Inc. (NYSE: UNFI), a food distributor to grocery stores, since September 2023. Additionally, he has been the chairman of the board of directors of Innovative Food Holdings, Inc. (OTCQB: IVFH), a direct-to-chef and restaurant specialty food platform, since 2023, and a director since 2020. Mr. Pappas is also a director of Tandy Leather Factory, Inc. (NASDAQ: TLF), a specialty retailer and wholesale distributor of leather and leather related products, a position he has held since 2016. Mr. Pappas previously served on the boards of several other public companies, including food-related businesses such as Jamba, Inc., The Pantry, Inc., and Morgan’s Foods, Inc., as well as U.S. Geothermal Inc. From 2007 until 2009, he was a private investor, in addition to consulting with several businesses. From 2005 until 2007, he worked in the Investment Banking/Leveraged Finance Division of Goldman Sachs, where he advised private equity groups and corporations on appropriate leveraged buyout, recapitalization and refinancing alternatives. Prior to that, he was an investment banker at Banc of America Securities, where he focused on consumer and retail investment banking. He currently also serves as Secretary for the Endowment Advisory Board of the Annunciation Greek Orthodox Church in Houston and on the Methodist Hospital Gastro Division’s Advisory Board in Houston. Mr. Pappas received a BBA in Information Technology, and a Master of Finance from Texas A&M University.

Mr. Martin has served as a Managing Director of Jumana Capital, LLC, a private investment firm specializing in concentrated investments in middle market companies, since July 2020, where he is responsible for investment strategy and execution across the portfolio, and serves as the Manager of Jumana Capital Investments LLC, an affiliated investment entity. Previously, Mr. Martin served as a Vice President at Hastings Equity Partners, LLC, a private equity firm, from July 2017 until July 2020. Mr. Martin also previously served as the Chief Financial Officer of Specialty Welding & Turnarounds, LLC, an industrial services company, from October 2017 through January 2020. Prior to that, Mr. Martin was a Vice President at Simmons & Company International, part of the Piper Sandler Companies (NYSE: PIPR), from July 2013 to July 2017. Mr. Martin began his career at FTI Consulting, Inc. (NYSE: FCN), a global advisory firm, in the Corporate Finance and Restructuring group. Mr. Martin holds an MBA from the University of Texas at Austin and a BBA from Texas Christian University.

Each of the New Directors will receive compensation consistent with that received by the Company’s other non-employee directors, as described in the Company’s proxy statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, filed with the SEC on April 4, 2024. There are no arrangements or understandings between any of the New Directors and any other person pursuant to which any of the New Directors was appointed as a director other than with respect to the matters referred to in Item 1.01. At this time, there are no related party transactions in which any of the New Directors has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each of the New Directors qualifies as an independent director under the Nasdaq listing standards.

Upon their respective appointments to the Board, Mr. Pappas and Mr. Martin each joined the Finance Committee of the Board.

Item 7.01	Regulation FD Disclosure.

On December 3, 2024, the Company issued a press release announcing the Company’s entry into the Cooperation Agreement, the Purchase Agreement and the matters described in Item 1.01, Item 3.02 and Item 5.02 of this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information under this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Forward-Looking Statements

Forward-looking statements in this Form 8-K and certain of the materials furnished or filed herewith regarding our future operating or financial performance, our strategy and ability to executive and drive long term shareholder value, the expected activities in connection with the Investor Parties, and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “could,” “should,” “will,” “outlook” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those cautionary statements and risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Form of Cooperation Agreement
10.2	Form of Equity Purchase Agreement
99.1	Red Robin Gourmet Burgers, Inc. Press Release dated December 3, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2024

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Todd Wilson
Name:	Todd Wilson
Title:	Chief Financial Officer

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